EXHIBIT 10.3

                                                                  EXECUTION COPY



                               SUBSIDIARY GUARANTY
                               -------------------

      This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of November 30, 2001, is made jointly and severally by each Subsidiary of the Borrower signatory hereto, and each other Person which may from time to time hereafter become a party hereto pursuant to Section 5.5 (each, individually, an "Additional Guarantor", and, collectively, the "Additional Guarantors", and, together with each of the signatories hereto, each, individually, a "Guarantor", and, collectively, the "Guarantors"), in favor of HSBC Bank USA, as Administrative Agent (such capitalized term and all other capitalized terms not defined herein to have the meanings set forth in the Credit Agreement referred to below) for each of the Secured Parties.

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, pursuant to the Credit Agreement, dated as of November 30, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Marvel Enterprises, Inc. (the "Borrower"), the various financial institutions and other Persons from time to time parties thereto (each individually a "Lender" and collectively the "Lenders"), the Administrative Agent and HSBC Securities (USA) Inc., as sole Lead Arranger and sole Bookrunner, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

      WHEREAS, each Guarantor is a direct or indirect wholly owned Subsidiary of the Borrower;

      WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

      WHEREAS, the Borrower and the Guarantors operate a single common enterprise and each Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower and other Obligors and certain Secured Parties, and therefore it is in the best interests of each Guarantor to execute this Guaranty;

      NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce (a) the Lenders and the Issuer to make Credit Extensions to the Borrower pursuant to the Credit Agreement, and (b) the Secured Parties to enter into Rate Protection Agreements, each Guarantor jointly and severally agrees, to the Administrative Agent for the benefit of each Secured Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Additional Guarantor" and "Additional Guarantors" are defined in the preamble.

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Credit Agreement" is defined in the first recital.

      "Funding Guarantor" is defined in Section 5.9.

      "Guarantor" and "Guarantors" are defined in the preamble.

      "Guaranty" is defined in the preamble.

      "Lender" and "Lenders" are defined in the first recital.

      "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with a Loan Document, including Reimbursement Obligations and the principal of and premium, if any, and interest (including interest accruing during (or which would have accrued but for) the pendency of any proceeding of the type described in Section 8.1.9 of the Credit Agreement, whether or not allowed in such proceeding) on the Term Loans and/or Reimbursement Obligations.

      "Secured Parties" means, collectively, the Lenders, the Issuer, the Administrative Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, transferees and assigns.

      "Termination Date" means the date on which all Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), all Rate Protection Agreements have been terminated and all Commitments shall have terminated.

      Section 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


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

                                   ARTICLE II
                               GUARANTY PROVISIONS

      Section 2.1. Guaranty. Each Guarantor jointly and severally with each other Guarantor hereby absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor, now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement, or which could have accrued but for such occurrences, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy insolvency or similar laws), Reimbursement Obligations, fees, expenses, indemnities or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C.
      Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

            (b) indemnifies and holds harmless the Administrative Agent or each Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not merely of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

      SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of any Default described in any of clauses (a) through (d) of Section
8.1.9 of the Credit Agreement, and if such Default shall occur at a time when any of the Obligations of the Borrower or any other Obligor may not then be due and payable, the Guarantors jointly and severally will pay to the Secured Parties forthwith the full amount which would be payable hereunder by each Guarantor if all such Obligations were then due and payable.

      SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Guarantor guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any


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

Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of any Loan Document;

            (b) the failure of any Secured Party

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor (including any Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower or any other Obligor or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party securing any of the Obligations of the Borrower or any other Obligor; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, or any other Obligor, any surety or any guarantor.

      SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy or reorganization of the Borrower or any other Obligor or otherwise, all as though such payment had not been made.


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

      SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and of this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower or any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

      SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise (not including payments expressly permitted to be made under the Credit Agreement) until the prior payment, in full and in cash, of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Guarantor on account of any such subrogation rights prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) such Guarantor has made payment to the Secured Parties of all or any part of the Obligations of the Borrower or any other Obligor, and

            (b) the Termination Date has occurred,

each Secured Party agrees that, at such Guarantor's request, the Administrative Agent, on behalf of the Secured Parties, will execute and deliver to such Guarantor at the Guarantor's expense appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, each Guarantor shall, at all times prior to the Termination Date, refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or any of their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amount in respect of any payment made under this Guaranty to any Secured Party.

      SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

            (a) be binding upon each Guarantor, and its successors, transferees and assigns; and

            (b) inure to the benefit of and be enforceable by each Secured
      Party.

Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect



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

thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer and to the provisions of the Credit Agreement.

      SECTION 2.8. Payments; Application. Each Guarantor hereby agrees with each Secured Party as follows:

            (a) Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.8 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.8 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided, that references to the "Borrower" in such Sections shall be deemed to be references to each Guarantor, and references to "this Agreement" shall be deemed to be references to this Guaranty.

            (b) All payments made hereunder shall be applied upon receipt (i) first, to the payment of all Obligations owing to the Administrative Agent; (ii) second, after payment in full of the amounts specified in clause (b)(i), to the ratable payment of all other Obligations owing to the Secured Parties (other than Hedging Obligations); (iii) third, after payment in full of the amounts specified in clauses (b)(i) and (b)(ii), to the ratable payment of all Hedging Obligations with Lenders (at the time of creation thereof or thereafter becoming Lenders); and (iv) fourth, after payment in full of the amounts specified in clauses (b)(i), (b)(ii) and (b)(iii), and following the Termination Date, to such Guarantor or any other Person lawfully entitled to receive such surplus.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations. In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Rate Protection Agreements, each Guarantor, jointly and severally, represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects, with each of the representations and warranties set forth in such Article (to the extent applicable) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article. Furthermore, each Guarantor, jointly and severally, represents that it has knowledge of the Borrower's and each other Obligor's financial condition and affairs and that it has adequate means to obtain from the Borrower and each other Obligor on an ongoing basis information relating thereto and to the Borrower's and such Obligor's ability to pay and perform the Obligations, and agrees to assume the responsibility for remaining informed as to such matters for so long as this Guaranty is in effect.


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

Each Guarantor, jointly and severally, acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of any Guarantor nor to advise any Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

                                   ARTICLE IV
                                 COVENANTS, ETC.

      SECTION 4.1. Covenants. Each Guarantor, jointly and severally, covenants and agrees that at all times prior to the Termination Date it will perform, comply with and be bound by all of the agreements, covenants, obligations and other terms contained in the Credit Agreement (including Article VII and Section
8.1.9 of the Credit Agreement) which are applicable to such Guarantor or its properties, with such agreements, covenants, obligations and other terms, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

      SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall jointly and severally be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns (to the fullest extent provided pursuant to Section 2.7); provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders.

      SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 5.4. Notices. All notices and other communications provided hereunder shall be in writing or by facsimile and addressed, delivered or transmitted, if to any Guarantor, at the address or facsimile number of the Borrower specified in the Credit Agreement, and if to the Administrative Agent, at its address or facsimile number specified in the Credit Agreement, or, in either case, at such other address or facsimile number as may be designated by any such party


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

in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

      SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

      SECTION 5.6. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 5.7. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

      SECTION 5.8. Setoff. In addition to, and not in limitation of, any rights of any Secured Party under applicable law, each Secured Party shall, upon the occurrence and continuance of any Event of Default described in any of clauses
(a) through (d) of Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of any Guarantor owing to it hereunder, whether or not then due, and such Guarantor hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party or any agent or bailee for such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Sections 4.6, 4.7 and 4.8 of the Credit Agreement.

      SECTION 5.9. Contribution Obligations among Guarantors. In order to provide for just and equitable contribution among the Guarantors, each of the Guarantors agrees, among themselves, that in the event any payment or distribution is made by a Guarantor (a "Funding Guarantor") under this Guaranty, such Funding Guarantor shall be entitled to a contribution from the other Guarantors for all such payments or distributions, or damages and expenses incurred by such Funding Guarantor in discharging any Obligations. Each Guarantor which is not a Funding Guarantor shall be liable to a Funding Guarantor with respect to any such payments or distributions, or damages and expenses, in an aggregate amount equal to (a) the ratio of (i) the net worth of such Guarantor, as determined in accordance with the most recent balance sheet of such Guarantor at the time of such payment by a Funding Guarantor, to (ii) the aggregate net worth of all Guarantors (including the Funding Guarantor), similarly determined, multiplied by (b) the amount which the Funding Guarantor paid on account of the Obligations. In the event


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

that at any time there exists more than one Funding Guarantor, then payment from the other Guarantors pursuant to this Section shall be in an aggregate amount equal in proportion to the total amount of money paid for or on account of the Obligations by the Funding Guarantors pursuant to this Guaranty. If the Funding Guarantor is required to make any payment hereunder, such Funding Guarantor shall also be entitled to a right of subrogation in respect of such payment from the other Guarantors on the terms of Section 2.6 hereto. Notwithstanding anything in this Section to the contrary, the agreements in this Section are to establish the relative rights of contribution of the Guarantors and shall not modify the joint and several nature of the obligations of each Guarantor owed to the Administrative Agent for the benefit of each of the Secured Parties or impair the rights of the Administrative Agent for the benefit of each of the Secured Parties to hold any of the Guarantors liable for payment of the full amount of all Obligations.

      SECTION 5.10. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      SECTION 5.11. Governing Law; Entire Agreement. THIS GUARANTY AND EACH OTHER LOAN DOCUMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 5.12. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED


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MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE OF THE STATE OF
NEW YORK. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

      SECTION 5.13. Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      SECTION 5.14. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.




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      IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                         MARVEL ENTERPRISES, INC.


                                         By  /s/ Allen Lipson
                                             -----------------------------------
                                             Title: Executive Vice President


                                         MARVEL ENTERTAINMENT GROUP, INC.


                                         By  /s/ Allen Lipson
                                             -----------------------------------
                                             Title: Vice President


                                         MARVEL CHARACTERS INC.


                                         By  /s/ Allen Lipson
                                             -----------------------------------
                                             Title: Vice President


                                         MRV, INC.


                                         By  /s/ Allen Lipson
                                             -----------------------------------
                                             Title: Vice President


ACCEPTED BY:

HSBC BANK USA,
  as Administrative Agent


By /s/ Vivek Khanna
   ----------------------------
   Title: Vice President



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                                                                      ANNEX I to
                                                             Subsidiary Guaranty


      SUPPLEMENT NO. ___, dated as of ____________ ___, _____ (this
"Supplement"), to the Subsidiary Guaranty, dated as of November 30, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Guaranty"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to
Section 5.5 thereof (each, individually, a "Guarantor", and, collectively, the "Guarantors"), in favor of HSBC Bank USA, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, pursuant to a Credit Agreement, dated as of November 30, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Marvel Enterprises, Inc. (the "Borrower"), the various financial institutions and other Persons from time to time parties thereto (the "Lenders"), the Administrative Agent and HSBC Securities (USA) Inc., as sole Lead Arranger and sole Bookrunner, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS in connection with the Credit Agreement, certain Subsidiaries of the Borrower entered into the Guaranty;

      WHEREAS as a condition to the continued making and maintenance of Credit Extensions, the undersigned is required to become a party to the Guaranty;

      WHEREAS, the Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement;

      WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming an Additional Guarantor under the Guaranty; and

      WHEREAS, the undersigned desires to become a Guarantor under the Guaranty in order to induce the Secured Parties to continue to make Credit Extensions under the Credit Agreement as consideration therefor;

      NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows.

            SECTION 1. In accordance with the Guaranty, the undersigned by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each reference to a

"Guarantor" or an "Additional Guarantor" in the Guaranty shall be deemed to include the undersigned.

            SECTION 2. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty.

            SECTION 3. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

            SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

            SECTION 5. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

            SECTION 6. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

            SECTION 7. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS SUPPLEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

            SECTION 8. This Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Guaranty.

            SECTION 9. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.




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


            IN WITNESS WHEREOF, the parties hereto have caused this Supplement to the Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date and year first above written.

                                          [ADDITIONAL GUARANTOR], a
                                          _______________ _______________


                                          By:
                                             ----------------------------
                                             Title:


ACCEPTED BY:

HSBC Bank USA,
  as Administrative Agent


By:
   ---------------------------
   Title:






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